SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                            Pursuant to Section 13 or
                             15(d) of the Securities
                              Exchange Act of 1934.

                                 January 7, 2004
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 ZIM CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Canada                    0-31691                       None
      -------------            ---------------             -----------------
 (State or jurisdiction        (Commission File          (IRS Employer I.D. No.)
  of incorporation or                No.)
    organization)
    Incorporation)


                                20 Colonnade Road
                                    Suite 200
                                 Ottawa, Ontario
                                 Canada, K2E 7M6
                                  (613)727-1397
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)







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Item 5.   Other Events

     On January 9, 2004, ZIM Corporation issued a press release related to the conversion of approximately US$3.8 million in debt held by the CEO and President, and a related party, into common shares. (See Exhibit 99.1).


Item 8.  Change in Year End

      On January 7, 2004, ZIM Corporation changed its fiscal year end from May 31 to March 31. As a result, the Corporation will file a Form 10-KSB to cover the transitional period, ending March 31, 2004.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ZIM CORPORATION
                                                      (Registrant)

Date: January 9, 2004                                 By: /S/ JENNIFER NORTH
                                                         ----------------------
                                                      Jennifer North,
                                                      Chief Financial Officer









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EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------
Exhibit 99.1               Press release dated January 9, 2004